Exhibit 10.5

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                          COMMON STOCK PURCHASE WARRANT

No. ___

                  To Purchase _______ Shares of Common Stock of

                                INTELLIWORXX INC.

     THIS CERTIFIES that, for value received, ____ (the "Holder", including permitted assigns), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to January , 2005 (the "Termination Date") but not thereafter, to subscribe for and purchase from Intelliworxx, Inc., a Florida corporation (the "Company"), __________ shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $____. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Securities Purchase Agreement dated as of January , 2000 (the "Agreement") entered into between the Company and the Holder. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control. Any capitalized terms used herein but not otherwise defined shall have that meaning assigned in the Agreement.

     1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

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     2. Authorization of Shares. The Company covenants that all shares of Common
Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Exercise Form annexed hereto duly executed, to the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price, in cash, via wire transfer or via certified check, of the Warrant Shares thereby purchased; whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the Holder within five Business Days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the Warrant Shares may be by certified check or cashier's check or by wire transfer (of same day funds) to the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuing fractional shares, the Company shall round up to the nearest whole share the number of Warrant Shares due upon exercise of this Warrant.

     5. Charges, Taxes and Expenses. Issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. Closing of Books. The Company will at no time close its shareholder books or records in any manner that interferes with the timely exercise of this Warrant.

     7. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise (or forced exercise) thereof. If, however, at the time of the surrender of this Warrant the Holder shall be entitled to exercise this Warrant, the Warrant Shares so purchased shall be and be deemed to be issued to

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


such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised (or on the date the Company shall have forced exercise of this Warrant as provided above).

     8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder to the effect that the transaction is so exempt.

     9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     11. Adjustments. The Exercise Price shall be adjusted as provided for below in this Section (the Exercise Price, and the Exercise Price, as thereafter then adjusted, shall be included in the definition of Exercise Price) and the Exercise Price from time to time shall be further adjusted as provided for below in this Section. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by (a) multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment and (b) dividing the product thereof by the Exercise Price resulting from such adjustment. The Exercise Price shall be adjusted as follows:

         (i) In the case of any amendment to the Company's Certificate of Incorporation to change the designation of the Common Stock or the rights, privileges, restrictions or conditions in respect to the Common Stock or division of the Common Stock, this Warrant shall be adjusted so as to provide that upon exercise thereof, the Holder shall receive, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares, other securities, money and property receivable upon such designation, change or division by the Holder issuable upon such exercise had the exercise occurred immediately prior to such designation, change or division. This Warrant

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


shall be deemed thereafter to provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The provisions of this Subsection (i) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.

         (ii) If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, or declare a dividend or make any other distribution upon the Common Stock payable in shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or dividend or other distribution shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (iii) If the Company shall, through either a private placement or a public offering (but other than pursuant to options granted under the Company's stock option plans or shares or options issued in an acquisition or shares issuable upon conversion of shares of the Company's convertible debentures or shares issuable pursuant to the exercise of warrant or options outstanding on the original issuance date of this Warrant) issue shares of Common Stock, or options to purchase Common Stock or rights to subscribe for Common Stock or securities convertible into or exchangeable for Common Stock at a price (such price, if other than cash, as determined by the Board of Directors) less than the Exercise Price (the "Lower Price"), the Exercise Price shall be automatically thereinafter be reduced to the Lower Price. Notwithstanding the foregoing, in no event shall the Exercise Price ever be increased as a result of this Subsection (iii). There will be no adjustment in the event that the Company pays a dividend in cash to its holders of Common Stock; provided, however, the Company will give the Holder written notice at least thirty (30) calendar days prior to the record date for the cash dividend, that the Company intends to declare a cash dividend.

         (iv) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation or other entity, or the sale of all or substantially all of the Company's assets to another corporation or other entity shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities, other evidence of equity ownership or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale (except as otherwise provided below in this Section) lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to receive upon the exercise hereof upon the basis and upon the terms and conditions specified herein, such shares of stock, securities, other evidence of equity ownership or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant under this Section had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock receivable upon the exercise of this Warrant)

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


shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, other evidence of equity ownership or assets thereafter deliverable upon the exercise hereof including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected, by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger. Subject to the terms of this Warrant, in the event of a merger or consolidation of the Company with or into another corporation or other entity as a result of which the number of shares of common stock of the surviving corporation or other entity issuable to investors of Common Stock, is greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger or consolidation, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company shall not effect any such consolidation, merger or sale, unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities, other evidence of equity ownership or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive or otherwise acquire. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty (50%) percent of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant the amount of stock, securities, other evidence of equity ownership or assets then issuable with respect to the number of shares of Common Stock in accordance with such offer.

         (v) In case the Company shall, at any time prior to exercise of this Warrant, consolidate or merge with any other corporation or other entity (where the Company is not the surviving entity) or transfer all or substantially all of its assets to any other corporation or other entity, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder upon the exercise of this Warrant after the effective date of such transaction shall be entitled to receive the kind and, amount of shares, evidences of indebtedness and/or other securities or property receivable on such transaction by the Holder of the number of shares of Common Stock as to which this Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness or other securities or assets thereafter deliverable upon exercise of this Warrant. Upon the occurrence of any event described in this Subsection (v), the Holder shall have the right to (i) exercise this Warrant immediately prior to such event at an Exercise Price equal to lesser of
(1) the then Exercise Price or (2) the price per share of Common Stock paid in such event, or (ii) retain ownership of this Warrant, in which event, appropriate provisions shall be made so that the Warrant shall be exercisable at the Holder's option into shares of stock, securities or other equity ownership of the surviving or acquiring entity,

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


     12. Notice of Adjustment. Whenever the Exercise Price shall be adjusted pursuant to this Section the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments a certificate signed by its President or Vice President and by its Treasurer, or Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and the Exercise Price after giving effect to such adjustment and the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant, and shall cause copies of such certificates to be mailed (by first-class mail, postage prepaid) to the Holder. The Company shall make such certificate and mail it to the Holder immediately after each adjustment.

     13. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the domestic securities exchange or market upon which the Common Stock may be listed.

     14. Miscellaneous.

         (a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be exclusively construed and enforced in accordance with and governed exclusively by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. The parties consent to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

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


         (b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

         (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

     15. "Piggy-Back" Registration. In addition to any other registration rights the Holder may have, in the event all of the Warrant Shares are not included in an effective registration statement, the Holder shall have the right to include all of the Warrant Shares (also referred to as the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be

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registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. In addition, the Company will file a Registration Statement on Form S-3 (or other equivalent form) for the Warrant Shares as soon as it is eligible to do so (but no later than 10 months after the Effective Date) and will keep such Registration Statement effective for a period of 30 days after the Termination Date.

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


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  January  , 2000

                                            Intelliworxx, Inc.



                                            By:
                                               -------------------------------
                                                   Name:
                                                   Title:


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                               NOTICE OF EXERCISE



To:      Intelliworxx, Inc.


(1) The undersigned hereby elects to purchase ________ shares of Common Stock of Intelliworxx, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Upon exercise pursuant to this Notice of Exercise, the undersigned will not own 4.99% or more of the then issued and outstanding shares of Common Stock of the Company.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as are specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           -------------------------------


Dated:
------------------------------
Signature


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


                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
--------------------------------------------------------

---------------------------------------------------------------.



---------------------------------------------------------------

                                                 Dated:
                                                       --------------,

                           Holder's Signature:
                                              --------------------------------
                           Holder's Address:
                                              --------------------------------

                                              --------------------------------

Signature Guaranteed:
                     ---------------------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


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